(Write-down) and Gain (Loss) on Sale of Vessels, Conventional Tankers Dispositions and Discontinued Operations - Summary of Pretax Profit and Components (Detail) - Conventional Tankers [Member] - Disposal Group, Held-for-sale or Disposed of by Sale, Not Discontinued Operations [Member] - USD ($)
$ in Thousands
	12 Months Ended
	Dec. 31, 2016	Dec. 31, 2015	Dec. 31, 2014
Property, Plant and Equipment [Line Items]
Revenues	$ 8,030	$ 30,230	$ 33,566
Voyage expenses	(435)	(2,326)	(5,373)
Vessel operating expenses	(1,340)	(6,234)	(5,906)
Depreciation and amortization	0	(6,583)	(6,680)
General and administrative	(1)	(11)	(8)
Income from vessel operations	6,254	15,076	15,599
Interest expense	(142)	(1,007)	(902)
Foreign currency exchange loss	(4)	(7)	(6)
Other expense - net	0	0	(4)
Net income before income tax expense	$ 6,108	$ 14,062	$ 14,687